UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement
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the Securities Exchange Act of 1934 (Amendment No.    )

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CION ARES DIVERSIFIED CREDIT FUND
(Name of Registrant as Specified In Its Charter)

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3 Park Avenue, 36th Floor
New York, NY 10016

January 29, 2020

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Meeting”) of CION Ares Diversified Credit Fund (the “Fund”) to be held at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, on Thursday, April 23, 2020 at 9:00 a.m. Eastern Time. Please note that if you plan to attend the Meeting in person, photographic identification will be required for admission.

The Meeting is being held to consider a proposal to approve the Third Amended and Restated Investment Advisory Agreement between the Fund and CION Ares Management, LLC (the “Advisor”) in order to make certain technical changes to the calculation of the Fund’s incentive fee on net investment income. If these changes are approved by shareholders, the incentive fee will be based on (1) each share class’s net investment income (rather than Fund-level net investment income) and (2) each share class’s net asset value (rather than the Fund’s “Adjusted Capital” (as defined in the Proxy Statement)).

The purpose of the first technical change to the calculation of the Fund’s incentive fee is to provide for more equitable treatment of shareholders of each share class and more closely align the incentive fee structure with each individual investor’s actual investment performance. This change could, under certain scenarios, cause shareholders that pay lower or no class-specific fees (i.e., shareholder servicing and distribution fees) to bear higher incentive fees, and could cause shareholders that pay higher class-specific fees to bear lower incentive fees. The purpose of the second technical change to the calculation of the Fund’s incentive fee is to reduce the complexity of the incentive fee calculation – which poses a significant operational burden on the Advisor. This second change is generally expected to have a neutral impact on incentive fees payable by the Fund and may result in higher or lower incentive fees depending on market events.

The Meeting is also being held to consider a proposal to approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies.

The accompanying Notice of Special Meeting of Shareholders and Proxy Statement include information relating to the proposals.

Your vote is extremely important to us. If you will not attend the Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote.

On behalf of management and the Board of Trustees, we thank you for your continued support of the Fund.

Sincerely,

/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

CION ARES DIVERSIFIED CREDIT FUND
3 PARK AVENUE, 36th FLOOR
NEW YORK, NY 10016

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2020

Notice is hereby given to holders of common shares of CION Ares Diversified Credit Fund, a Delaware statutory trust (the “Fund”), that the special meeting of shareholders (the “Meeting”) will be held at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, on Thursday, April 23, 2020 at 9:00 a.m. Eastern Time, for the following purposes:

1.	To approve the Third Amended and Restated Investment Advisory Agreement between the Fund and CION Ares Management, LLC (the “Advisor”) to make certain technical changes to the calculation of the Fund’s incentive fee such that it is calculated based on (1) each share class’s net investment income (rather than Fund-level net investment income) and (2) each share class’s net asset value (rather than the Fund’s “Adjusted Capital” (as defined in the Proxy Statement)) (the “Advisory Agreement Proposal”);
2.	To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal”); and
3.	To transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.

With respect to the Advisory Agreement Proposal, the purpose of the first technical change to the calculation of the Fund’s incentive fee is to provide for more equitable treatment of shareholders of each share class and more closely align the incentive fee structure with each individual investor’s actual investment performance. This change could, under certain scenarios, cause shareholders that pay lower or no class-specific fees (i.e., shareholder servicing and distribution fees) to bear higher incentive fees, and could cause shareholders that pay higher class-specific fees to bear lower incentive fees. The purpose of the second technical change to the calculation of the Fund’s incentive fee is to reduce the complexity of the incentive fee calculation – which poses a significant operational burden on the Advisor. This second change is generally expected to have a neutral impact on incentive fees payable by the Fund and may result in higher or lower incentive fees depending on market events.

THE BOARD OF TRUSTEES, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADVISORY AGREEMENT PROPOSAL AND FOR THE ADJOURNMENT PROPOSAL.

The close of business on January 28, 2020 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof.

Please call 800-343-3736 for directions on how to attend the Meeting and vote in person. Please note that if you plan to attend the Meeting in person, photographic identification will be required for admission.

Your vote is extremely important to us. If you will not attend the Meeting in person, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by internet or by telephone. In the event there are not sufficient votes for a quorum or to approve the Advisory Agreement Proposal at the time of the Meeting, pursuant to the Adjournment Proposal, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Fund.

The Fund has enclosed a copy of the proxy statement and the proxy card. The proxy statement and the proxy card are also available at www.proxyvote.com/cadc. The Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semi-annual report succeeding the annual report, if any) to any shareholder upon request. Such reports are also available at www.cioninvestments.com.

By Order of the Board of Trustees,

/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer

New York, New York
January 29, 2020

CION ARES DIVERSIFIED CREDIT FUND
3 PARK AVENUE, 36th FLOOR
NEW YORK, NY 10016

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” and each member thereof, a “Trustee” and collectively, the “Trustees”) of CION Ares Diversified Credit Fund, a Delaware statutory trust (the “Fund”), for use at the Fund’s special meeting of shareholders (the “Meeting”) to be held at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, on Thursday, April 23, 2020 at 9:00 a.m. Eastern Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders dated January 29, 2020 (the “Notice”).

You may vote your Common Shares at the Meeting only if you were a shareholder of record at the close of business on the record date. The Board has fixed the close of business on January 28, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. As of the Record Date, the Fund had the following number of common shares of beneficial interest (“Common Shares”) outstanding with respect to each class:

Class A: 2,148,089
Class C: 2,514,928
Class I: 14,470,360
Class L: 229,842
Class U: 2,207,179
Class W: 1,521,579

The Meeting is being held for the following purposes:

1.	To approve the Third Amended and Restated Investment Advisory Agreement between the Fund and CION Ares Management, LLC (the “Advisor”) to make certain technical changes to the calculation of the Fund’s incentive fee such that it is calculated based on (1) each share class’s net investment income (rather than Fund-level net investment income) and (2) each share class’s net asset value (rather than the Fund’s “Adjusted Capital” (as defined herein)) (the “Advisory Agreement Proposal”);
2.	To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Proposal” and, together with the Advisory Agreement Proposal, the “Proposals”); and
3.	To transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.

If the form of proxy is properly executed and returned in time to be voted at the Meeting, the Common Shares covered thereby will be voted at the Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how Common Shares should be voted will be voted “FOR” each Proposal, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or at any adjournment or postponement thereof. A shareholder who has given a proxy may revoke his or her proxy any time before it is exercised by (i) attending and voting in person at the Meeting, (ii) giving written notice of such revocation to the Secretary of the Fund, or (iii) returning a properly executed, later-dated proxy.

The Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semi-annual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the Fund by calling toll-free 800-343-3736 or by writing to the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016. Such reports are also available at www.cioninvestments.com.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence in person or by proxy of the holders of a majority of the Common Shares entitled to vote shall constitute a quorum for the Meeting. Each share of each class of Common Shares is entitled to one vote. Abstentions will be treated as Common Shares present for quorum purposes. Common Shares held by a broker for which the broker has not received voting instructions from the beneficial owner of the Common Shares and does not have discretionary authority to vote the Common Shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) are not entitled to vote on the Proposals and thus will not be treated as Common Shares present for quorum purposes.

If a quorum is not present at the Meeting, pursuant to the Adjournment Proposal, the affirmative vote of a majority of the votes properly cast upon the Adjournment Proposal may adjourn the Meeting to permit the further solicitation of proxies.

Voting

Shareholders of each class of Common Shares are entitled to cast one vote for each share held and fractional votes for each fractional share held. Holders of Class A Shares, Class C Shares, Class I Shares, Class L Shares, Class U Shares and Class W Shares will vote together as a single class on each Proposal.

Advisory Agreement Proposal: Approval of the Advisory Agreement Proposal requires the affirmative vote of the lesser of (i) 67% or more of the Common Shares present and entitled to vote at the Meeting if the holders of more than 50% of the outstanding Common Shares are present or represented by proxy at the Meeting, or (ii) a majority of the outstanding Common Shares.

Adjournment Proposal: Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes properly cast upon the Adjournment Proposal.

Abstentions and broker non-votes will have no effect on the Adjournment Proposal. Abstentions will have the same effect as a vote “AGAINST” the Advisory Agreement Proposal. Broker non-votes will have no effect on the Advisory Agreement Proposal.

To vote by mail, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the Common Shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted “FOR” the Proposals and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. If you have any questions regarding the proxy materials, please contact the Fund at 800-343-3736.

If (i) you are a member of a household in which multiple shareholders share the same address, (ii) your Common Shares are held in “street name” and (iii) your broker or bank has received consent to household materials, then your broker or bank may send to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Fund will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Fund by calling 800-343-3736, or by mail to the Fund’s principal executive offices at CION Ares Diversified Credit Fund, 3 Park Avenue, 36th Floor, New York, NY 10016. If your Common Shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
MEETING TO BE HELD ON APRIL 23, 2020

This Proxy Statement and the other proxy materials are available online at www.proxyvote.com/cadc (please have the control number found on your proxy card ready when you visit this website).

Proxy Solicitation

It is expected that the solicitation of proxies will be primarily by mail. The Fund’s officers, and personnel of the Advisor and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, internet or in person. If the Fund records votes through the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Common Shares in accordance with their instructions and to confirm that their identities and votes have been properly recorded.

The Fund will pay the expenses associated with this Proxy Statement and solicitation. The Fund has engaged Broadridge Financial Services, Inc., an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of such services is estimated to be approximately $200,000, which will be paid by the Fund.

Security Ownership of Management and Certain Beneficial Owners

Exhibit A to this Proxy Statement sets forth the persons who, to the Fund’s knowledge, owned beneficially more than 5% of any class of Common Shares as of the Record Date. As of Record Date, the Trustees and officers as a group owned less than 1% of the Fund’s total outstanding Common Shares.

PROPOSAL 1

APPROVAL OF THE
THIRD AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

Background

The investment advisory agreement between the Advisor and the Fund (the “Existing Advisory Agreement”) was initially approved by the Board, including a majority of the Trustees who are not interested persons as defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), and the Fund’s sole initial shareholder, and became effective on December 6, 2016. The Existing Advisory Agreement was amended and restated by the Board on December 12, 2017, effective February 1, 2018, and further amended and restated on September 25, 2018, effective as of November 30, 2018.

At an in-person meeting of the Board on October 30, 2019, the Board, including a majority of the Independent Trustees, approved the third amended and restated investment advisory agreement (the “Amended Advisory Agreement”) as being in the best interests of the Fund and the shareholders. The Board then directed that the Amended Advisory Agreement be submitted to the Fund’s shareholders for approval with the Board’s recommendation that the shareholders vote to approve the Amended Advisory Agreement.

The Fund is seeking approval of the Amended Advisory Agreement, which, if approved by the Fund’s shareholders, will replace the Existing Advisory Agreement. As discussed further below, the Amended Advisory Agreement will have the effect of making certain technical changes to the calculation of the Fund’s incentive fee such that it is calculated based on (1) the net investment income attributable to each share class (rather than each share class’s proportionate share of Fund-level net investment income) and (2) each share class’s net asset value (rather than each share class’s proportionate share of the Fund’s “Adjusted Capital” (as defined below)). A form of the Amended Advisory Agreement is attached as Exhibit B to this Proxy Statement and is marked to show the proposed changes to the Existing Advisory Agreement.

With respect to the Amended Advisory Agreement, the purpose of the first technical change to the calculation of the Fund’s incentive fee is to provide for more equitable treatment of shareholders of each share class and more closely align the incentive fee structure with each individual investor’s actual investment performance. This change could, under certain scenarios, cause shareholders that pay lower or no class-specific fees (i.e., shareholder servicing and distribution fees) to bear higher incentive fees, and could cause shareholders that pay higher class-specific fees to bear lower incentive fees. The purpose of the second technical change to the calculation of the Fund’s incentive fee is to reduce the complexity of the incentive fee calculation – which poses a significant operational burden on the Advisor. This second change is generally expected to have a neutral impact on incentive fees payable by the Fund and may result in higher or lower incentive fees depending on market events.

Overview of the Existing Advisory Agreement

The Advisor

The Advisor, an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, serves as the investment adviser to the Fund. The Advisor is a joint venture between affiliates of Ares Management Corporation and CION Investment Group, LLC (“CION”). Further information regarding the Advisor’s key personnel and its ownership structure is provided in Exhibit C.

The Advisor serves as the Fund’s investment adviser pursuant to the terms of the Existing Advisory Agreement and subject to the authority of, and any policies established by, the Board. The Advisor (together with Ares Capital Management II LLC, as the Fund’s investment sub-advisor (the “Sub-Advisor”), is responsible for managing the Fund’s investment portfolio, directing purchases and sales of portfolio securities and reporting thereon to the Fund’s officers and the Board regularly. The Advisor is also responsible for overseeing the Sub-Advisor.

Fees

Pursuant to the Existing Advisory Agreement, the Advisor is entitled to a fee consisting of two components—a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

Management Fee

The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.25% of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.

Incentive Fee

Overview. The Incentive Fee is calculated and payable quarterly in arrears (pro rated for any period less than three months). The Incentive Fee is equal to 15% of the Fund’s “pre-incentive fee net investment income” for the immediately preceding fiscal quarter, and is subject to a “hurdle rate” (based on Adjusted Capital) and a “catch-up” feature.

“Pre-incentive fee net investment income” is a measure of the amount of income the Fund earns after all expenses other than the Incentive Fee. Pre-incentive fee net investment income is accordingly defined as interest income, dividend income and any other income accrued during the fiscal quarter, minus the Fund’s operating expenses for the quarter. For such purposes, the Fund’s operating expenses include the Management Fee, expenses reimbursed to the Advisor under the Administration Agreement (as defined below), and any interest expense and distributions paid on any issued and outstanding preferred shares, but excludes the Incentive Fee.

“Adjusted Capital” is a measure of how much money the Fund has raised. Adjusted Capital is accordingly defined as the cumulative gross proceeds received by the Fund from the sale of Common Shares (including pursuant to the Fund’s dividend reinvestment plan), reduced by amounts paid in connection with purchases of Common Shares pursuant to the Fund’s share repurchase program and further reduced by distributions representing a return of capital.

Hurdle Rate. No Incentive Fee is payable for a fiscal quarter if pre-incentive fee net investment income does not exceed 1.50% of “Adjusted Capital.” This 1.50% threshold is referred to as the “hurdle rate.” The hurdle rate is designed to ensure that the Fund experiences a minimum level of income before the Advisor is able to collect any Incentive Fees.

Catch-Up Feature. The “catch-up feature” is intended to allow the Advisor to reach its 15% Incentive Fee compensation after crossing the hurdle rate. As the Advisor would not have earned any Incentive Fee compensation prior to crossing the hurdle rate, simply assessing a 15% Incentive Fee on amounts over the hurdle rate would never allow the Advisor to reach its contracted for levels of compensation. Accordingly, a “catch-up” occurs whereby the Advisor receives 100% of the pre-incentive fee net investment income that is over the hurdle rate until it has earned compensation that is equal to 15% of the total pre-incentive fee net investment income earned during a quarter. The catch-up will apply to income earned between 1.50% of Adjusted Capital and 1.765% of Adjusted Capital each quarter. Pre-incentive fee net investment income over 1.765% of Adjusted Capital each quarter will be split 15% to the Advisor and 85% to the Fund.

Thus, the calculation of the Incentive Fee for each fiscal quarter is as follows:

•	No Incentive Fee is payable in any fiscal quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50% of Adjusted Capital (6.00% annualized);
•	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.765% of Adjusted Capital in any fiscal quarter (7.06% annualized) is payable to the Advisor; and
•	15% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.765% in any fiscal quarter (7.06% annualized) is payable to the Advisor (i.e. once the hurdle rate is reached and the catch-up is achieved).

The following is a graphical representation of the calculation of the Incentive Fee:

Quarterly Incentive Fee
The Fund’s pre-incentive fee net investment income
(expressed as a percentage of the Fund’s Adjusted Capital)

Duration and Termination

Unless earlier terminated as described below, the Existing Advisory Agreement will remain in effect from year to year if approved annually by both (i) the vote of the Board, or by the vote of a majority of the Fund’s outstanding voting securities, and (ii) the vote of a majority of the Independent Trustees. The Existing Advisory Agreement will automatically terminate in the event of its assignment. The Existing Advisory Agreement may be terminated by either party, without penalty, upon not less than 60 days’ written notice.

Indemnification

The Existing Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor, its members and its officers, managers, partners, agents, employees, controlling persons and any other person or entity affiliated with any of them are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under the Existing Advisory Agreement or otherwise as an investment advisor of the Fund.

Proposed Changes to the Incentive Fee

The Amended Advisory Agreement would modify the Existing Advisory Agreement in the following respects:

1.	Under the Amended Advisory Agreement, the Incentive Fee would be calculated and paid on a class-by-class basis rather than calculated as a Fund-level expense and allocated pro rata to each class based on its net asset value.
2.	Under the Amended Advisory Agreement, the denominator used to calculate the Incentive Fee would be each share class’s net asset value rather than the Fund’s “Adjusted Capital.”

The purpose and impact of these two changes is described in further detail below.

Class-by-Class Calculation of the Incentive Fee

Under the Amended Advisory Agreement, the Incentive Fee would be calculated on a class-by-class basis (i.e., after accounting for each class’s specific expenses, including shareholder servicing and distribution fees) rather than calculated as a Fund-level expense and allocated across the classes on a pro rata basis.

Currently, each class bears a pro rata share of the Incentive Fee to the extent that aggregate “pre-incentive fee net investment income,” as measured at the Fund level, exceeds the hurdle rate of 1.50% per quarter (6.00% annually). However, this methodology could potentially lead to an undesirable result where the Fund has exceeded the hurdle rate on a consolidated basis, but shareholders of certain classes with higher expense ratios (i.e., classes with higher shareholder servicing and/or distribution fees) are charged an Incentive Fee when their investment has not experienced net returns that exceeded the hurdle rate. Under the Amended Advisory Agreement, only those share classes whose individually calculated “pre-incentive fee net investment income” exceeds the hurdle rate would be charged an Incentive Fee. These changes are intended to provide for more equitable treatment of shareholders of each class and more closely align the Incentive Fee structure with each individual investor’s actual investment performance.

Replacement of Adjusted Capital with Net Asset Value

The Amended Advisory Agreement would also replace “Adjusted Capital” with net asset value (as determined in accordance with U.S. generally accepted accounting principles (GAAP)) as used in the denominator of the Incentive Fee calculation. This change is primarily intended to streamline the Incentive Fee calculation process for the Fund and to align it with the operational capabilities of its service providers. Currently, the Incentive Fee is determined by dividing the Fund’s “pre-incentive fee net investment income” by its “Adjusted Capital” and comparing the result to the hurdle rate for the applicable period. As discussed above, “Adjusted Capital” is a measure of original investor contributions to the Fund. Because the Fund receives investor proceeds continuously at net asset value (similar to a mutual fund), “Adjusted Capital” is not relevant to the Fund’s operations or its financial reporting. Accordingly, the Fund currently has no need to calculate and track “Adjusted Capital” for any purpose other than to determine the Incentive Fee and this data is accordingly difficult to obtain. Using net asset value, a readily available metric calculated on a nightly basis, would result in greater efficiencies by eliminating unnecessary operational processes.

Impact on Advisory Fees

Over time (and as reflected in Example 1 below), calculating the Incentive Fee on a class-by-class basis could under certain scenarios cause shareholders that pay lower or no class-specific fees (i.e., shareholder servicing and distribution fees) to bear higher Incentive Fees, and could cause shareholders that pay higher class-specific fees to bear lower Incentive Fees. Despite this potential increase in Incentive Fees for a subset of Fund shareholders, we believe the proposed modified calculation methodology provides a more equitable result for the Fund as a whole and correctly aligns the payment of the Incentive Fee with each individual investor’s actual investment performance.

Replacing “Adjusted Capital” with net asset value in the denominator of the Incentive Fee equation could raise or lower the Incentive Fees payable by shareholders depending on Fund performance. If net asset value increases, the denominator in the equation increases, which, all other things being equal, would result in a lower Incentive Fee being payable. Likewise, if net asset value decreases, the denominator also decreases, which, all other things being equal, would result in a higher Incentive Fee being payable. You should note, however, that there can be no guarantee that the Fund’s net asset value will continue to increase in the future. The proposed change is primarily driven by concerns related to mitigating a substantial operational challenge and management believes that its impact on the Incentive Fee payable by the Fund is largely neutral, as it could increase or decrease the fee payable depending on market events.

During the fiscal year ended October 31, 2019, the Advisor received an aggregate of $4,757,628 in Management Fees from the Fund pursuant to the Existing Advisory Agreement. During the fiscal year ended October 31, 2019, the Fund incurred no incentive fees. If the Amended Advisory Agreement had been in effect, the Fund also would have incurred no incentive fees during that time.

The below examples are intended to assist shareholders in understanding the proposed modifications to the Incentive Fee structure by isolating the impact of each of the two changes described above. These examples are hypothetical and are not intended as a projection of future results.

Example 1(a) – Incentive Fee as a Fund Level Expense

($ in 000’s)		Full Fund	Class A	Class C	Class L	Class I	Class W	Class U	Total
			10.0%	8.9%	1.3%	49.3%	26.3%	4.1%	100.0%
Net asset value		1,000,000	100,080	89,418	13,402	492,973	263,365	40,762	1,000,000

Investment income		23,000	2,302	2,057	308	11,338	6,057	938	23,000
Expenses (excluding class specific expenses)		(7,000)	(701)	(626)	(94)	(3,451)	(1,844)	(285)	(7,000)
Class specific expenses
Shareholder servicing fee -0.25% (A,C,L)		(127)	(63)	(56)	(8)	—	—	—	(127)
Distribution fee -0.50% (W)		(329)	—	—	—	—	(329)	—	(329)
Distribution fee -0.75% (U)		(76)	—	—	—	—	—	(76)	(76)
Distribution fee -0.25% (L)		(8)	—	—	(8)	—	—	—	(8)
Distribution fee -0.75% (C)		(168)	—	(168)	—	—	—	—	(168)
Pre-incentive fee net investment income (“NII”)		15,292	1,539	1,207	198	7,888	3,885	576	15,292
Return as % of net asset value		1.53%	1.54%	1.35%	1.48%	1.60%	1.48%	1.41%
Initial hurdle	1.50%

100% portion exceeding hurdle rate and less than 1.765%		292	29	26	4	144	77	12	292
exceeding 1.765%		—	—	—	—	—	—	—	—
		292							292

Explanation: The Incentive Fee is treated as a Fund level expense and is allocated to each class based on each class’s proportionate share of the Fund’s total net asset value. In this example, all share classes were charged a portion of the Incentive Fee even though only certain classes exceeded the hurdle rate.

Example 1(b) – Incentive Fee as a Class-Specific Expense (certain classes exceed hurdle rate)

($ in 000’s)		Full Fund	Class A	Class C	Class L	Class I	Class W	Class U	Total
			10.0%	8.9%	1.3%	49.3%	26.3%	4.1%	100.0%
Net asset value		1,000,000	100,080	89,418	13,402	492,973	263,365	40,762	1,000,000

Investment income		23,000	2,302	2,057	308	11,338	6,057	938	23,000
Expenses (excluding class specific expenses)		(7,000)	(701)	(626)	(94)	(3,451)	(1,844)	(285)	(7,000)
Class specific expenses
Shareholder servicing fee -0.25% (A,C,L)		(127)	(63)	(56)	(8)	—	—	—	(127)
Distribution fee -0.50% (W)		(329)	—	—	—	—	(329)	—	(329)
Distribution fee -0.75% (U)		(76)	—	—	—	—	—	(76)	(76)
Distribution fee -0.25% (L)		(8)	—	—	(8)	—	—	—	(8)
Distribution fee -0.75% (C)		(168)	—	(168)	—	—	—	—	(168)
Pre-incentive fee NII		15,292	1,539	1,207	198	7,888	3,885	576	15,292

Return as % of net asset value		1.53%	1.54%	1.35%	1.48%	1.60%	1.48%	1.41%
Initial hurdle	1.50%

100% portion exceeding hurdle rate and less than 1.765%		531	38	—	—	493	—	—	531
exceeding 1.765%		—	—	—	—	—	—	—	—
		531							531

Explanation: The Incentive Fee is treated as a class-specific expense. Only those classes that exceeded the hurdle rate are charged an Incentive Fee.

Example 1(c) – Incentive Fee as a Class-Specific Expense (all classes exceed hurdle rate)

($ in 000’s)		Full Fund	Class A	Class C	Class L	Class I	Class W	Class U	Total
			10.0%	8.9%	1.3%	49.3%	26.3%	4.1%	100.0%
Net asset value		1,000,000	100,080	89,418	13,402	492,973	263,365	40,762	1,000,000

Investment income		30,000	3,002	2,683	402	14,789	7,901	1,223	30,000
Expenses (excluding class specific expenses)		(7,000)	(701)	(626)	(94)	(3,451)	(1,844)	(285)	(7,000)
Class specific expenses
Shareholder servicing fee -0.25% (A,C,L)		(127)	(63)	(56)	(8)	—	—	—	(127)
Distribution fee -0.50% (W)		(329)	—	—	—	—	(329)	—	(329)
Distribution fee -0.75% (U)		(76)	—	—	—	—	—	(76)	(76)
Distribution fee -0.25% (L)		(8)	—	—	(8)	—	—	—	(8)
Distribution fee -0.75% (C)		(168)	—	(168)	—	—	—	—	(168)
Pre-incentive fee NII		22,292	2,239	1,833	291	11,338	5,728	861	22,292

Return as % of net asset value		2.23%	2.24%	2.05%	2.18%	2.30%	2.18%	2.11%
Initial hurdle	1.50%

100% portion exceeding hurdle rate and less than 1.765%		2,650	265	237	36	1,306	698	108	2,650
exceeding 1.765%		694	71	38	8	394	161	21	694
		3,344							3,344

Explanation: The Incentive Fee is treated as a class-specific expense. All classes are charged an Incentive Fee as they all exceeded the hurdle rate on a class-by-class basis.

Example 2(a) – Net Asset Value is Lower than “Adjusted Capital”

($ in 000’s)		Full Fund	Class A	Class C	Class L	Class I	Class W	Class U	Total
			10.0%	8.9%	1.3%	49.3%	26.3%	4.1%	100.0%
Net asset value		800,000	80,064	71,534	10,721	394,379	210,692	32,610	800,000

Investment income		23,000	2,302	2,057	308	11,338	6,057	938	23,000
Expenses (excluding class specific expenses)		(7,000)	(701)	(626)	(94)	(3,451)	(1,844)	(285)	(7,000)
Class specific expenses
Shareholder servicing fee -0.25% (A,C,L)		(101)	(50)	(45)	(7)	—	—	—	(101)
Distribution fee -0.50% (W)		(263)	—	—	—	—	(263)	—	(263)
Distribution fee -0.75% (U)		(61)	—	—	—	—	—	(61)	(61)
Distribution fee -0.25% (L)		(7)	—	—	(7)	—	—	—	(7)
Distribution fee -0.75% (C)		(134)	—	(134)	—	—	—	—	(134)
Pre-incentive fee NII		15,433	1,551	1,252	201	7,888	3,950	591	15,433

Return as % of net asset value		1.93%	1.94%	1.75%	1.88%	2.00%	1.88%	1.81%
Initial hurdle	1.50%

100% portion exceeding hurdle rate and less than 1.765%		2,109	212	179	28	1,045	558	86	2,109
exceeding 1.765%		197	21	—	2	138	34	2	197
		2,306							2,306

Explanation: The Incentive Fee is treated as a class-specific expense. With net asset value lower than Adjusted Capital, each class’s rate of return exceeds the hurdle rate and therefore each class is subject to an Incentive Fee.

Example 2(b) – Net Asset Value is Higher than “Adjusted Capital”

($ in 000’s)		Full Fund	Class A	Class C	Class L	Class I	Class W	Class U	Total
			10.0%	8.9%	1.3%	49.3%	26.3%	4.1%	100.0%
Net asset value		1,200,000	120,096	107,302	16,082	591,568	316,038	48,914	1,200,000

Investment income		23,000	2,302	2,057	308	11,338	6,057	938	23,000
Expenses (excluding class specific expenses)		(7,000)	(701)	(626)	(94)	(3,451)	(1,844)	(285)	(7,000)
Class specific expenses
Shareholder servicing fee -0.25% (A,C,L)		(152)	(75)	(67)	(10)	—	—	—	(152)
Distribution fee -0.50% (W)		(395)	—	—	—	—	(395)	—	(395)
Distribution fee -0.75% (U)		(92)	—	—	—	—	—	(92)	(92)
Distribution fee -0.25% (L)		(10)	—	—	(10)	—	—	—	(10)
Distribution fee -0.75% (C)		(201)	—	(201)	—	—	—	—	(201)
Pre-incentive fee NII		15,150	1,526	1,162	194	7,888	3,819	560	15,150

Return as % of net asset value		1.26%	1.27%	1.08%	1.21%	1.33%	1.21%	1.15%
Initial hurdle	1.50%

100% portion exceeding hurdle rate and less than 1.765%		—	—	—	—	—	—	—	—
exceeding 1.765%		—	—	—	—	—	—	—	—

Explanation: The Incentive Fee is treated as a class-specific expense. With net asset value higher than Adjusted Capital, each class’s rate of return is below the hurdle rate and therefore no class is charged an Incentive Fee.

All other provisions of the proposed Amended Advisory Agreement (including the Management Fee provisions) are substantially identical to those under the Existing Advisory Agreement.

Administration Fees

Pursuant to an administration agreement between the Advisor, as administrator, and the Fund (the “Administration Agreement”), the Advisor furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Fund’s office facilities. Under the Administration Agreement, the Fund is obligated to reimburse the Advisor, at cost, based upon the Fund’s allocable portion of the Advisor’s overhead and other expenses (including travel expenses) incurred by the Advisor in performing its obligations under the Administration Agreement, including the Fund’s allocable portion of the compensation of certain of its officers (including, but not limited to, the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice. State Street Bank and Trust Company (“State Street”) also performs certain administrative functions on behalf of the Fund.

For the fiscal year ended October 31, 2019, the Fund paid $1,200,000 in administration fees pursuant to the Administration Agreement.

Brokerage Allocation

For the fiscal year ended October 31, 2019, the Fund paid no commissions to brokers affiliated with the Advisor for effecting portfolio security transactions.

Board Considerations

The following reflects the Board’s considerations in approving (i) the Amended Advisory Agreement; and (ii) the renewal of the Existing Advisory Agreement. Shareholders are not being asked to re-approve the Existing Advisory Agreement; information regarding the Board’s review process and considerations in approving the renewal of the Existing Advisory Agreement is presented below because such factors, in part, formed the basis of the Board’s determination with respect to the Amended Advisory Agreement.

Amended Advisory Agreement

At the October 30, 2019 Board meeting, the Board reviewed the changes to the Existing Advisory Agreement, and considered the mechanics of the changes and the Advisor’s rationale for the changes. The Board considered the Advisor’s belief that calculating the Incentive Fee on a class-by-class basis would provide for more equitable treatment of shareholders of each class and more closely align the Incentive Fee structure with each individual investor’s actual investment performance. The Board also considered that the replacement of “Adjusted Capital” with net asset value in the denominator of the Incentive Fee calculation was primarily intended to streamline the calculation process and align it with the operational capabilities of the Fund’s service providers. The Board also reviewed a series of calculations demonstrating the impact of the Amended Advisory Agreement on the Incentive Fees payable by each class of Shares and the total Incentive Fees payable to the Advisor under hypothetical performance scenarios. In this regard, the Board noted that calculating the Incentive Fee on a class-by-class basis could, under certain scenarios, cause shareholders that pay lower or no class-specific fees (i.e., shareholder servicing and distribution fees) to bear higher Incentive Fees, and could cause shareholders that pay higher class-specific fees to bear lower Incentive Fees. The Board also noted that replacing “Adjusted Capital” with net asset value in the denominator of the Incentive Fee calculation could raise or lower the Incentive Fees payable by shareholders depending on future Fund performance.

The Board noted that the Advisor expected that the proposed Amended Advisory Agreement would not change the nature and quality of the investment advisory services currently being provided to the Fund by the Advisor under the Existing Advisory Agreement. In addition, the Board members recalled the substantial information that they had received regarding the Advisor and the Fund in connection with the Board’s September 25, 2019 approval of the renewal of the Existing Advisory Agreement.

Existing Advisory Agreement

The Board, including a majority of the Independent Trustees, approved the Existing Advisory Agreement at an in-person meeting held on September 25, 2019 (the “September Meeting”). The Board generally receives, reviews and evaluates information concerning the services and personnel of the Advisor and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the Fund’s investment performance, comparability of fees, total expenses and profitability at any meeting at which a renewal of the advisory contracts is considered, the process of evaluating the Advisor’s and the Fund’s investment advisory and administrative arrangements is an ongoing one.

In connection with the renewal of the Existing Advisory Agreement, the Independent Trustees met with their independent counsel in executive session during the September Meeting. Counsel to the Independent Trustees reviewed with the Independent Trustees a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement.

In considering whether to renew the Existing Advisory Agreement, the Fund’s Board reviewed certain information provided to the Board by the Advisor in advance of the Meeting, and supplemented orally at the Meeting, including, among other things, information concerning the services rendered to the Fund by the Advisor, comparative fee, expense and performance information, and other reports of and presentations by representatives of the Advisor concerning the Fund’s and Advisor’s operations, compliance programs and risk management. The Board also reviewed a report prepared by the Advisor which included information comparing (1) the Fund’s performance with the performance of a group of comparable funds (the “Performance Group”) for various periods ended July 31, 2019 and (2) the Fund’s total expenses with those of a group of comparable funds (the “Expense Group”), which was identical to the Performance Group, the information for which was derived in part from Bloomberg and fund financial statements available to the Advisor as of the date of the analysis.

In determining whether to renew the Existing Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

      (a)   The nature, extent and quality of services to be provided by the Advisor — With respect to the nature, extent and quality of services to be provided by the Advisor, the Board reviewed the information regarding the types of services to be provided under the Existing Advisory Agreement and information describing the Advisor’s organization and business, including the quality of the investment research capabilities of the Advisor and the other resources dedicated to performing services for the Fund. The Board noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Advisor involved with the Fund, including the portfolio management team’s expertise in managing securities in which the Fund invests, the integrated platforms of the Advisor and its affiliates and the benefits, resources and opportunities of the platforms that the Advisor is able to access. Fund management discussed the size and experience of the Advisor’s staff, the experience of its key personnel in providing investment management services, including the systems used by the Advisor’s personnel and the ability of the Advisor to attract and retain capable personnel. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Fund’s other service providers, were also considered. The Board also noted the reputation and track record of the Advisor’s organization.

      (b)   Investment performance of the Fund and the Advisor — With respect to investment performance of the Fund and the Advisor, the Board reviewed statistical information concerning the Fund’s investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end funds engaging in similar investing, underwriting and origination activity provided by the Advisor. Representatives of the Advisor reviewed with the Board the Fund’s performance. In connection with its review, the Board discussed the results of the performance comparisons. In reviewing the performance report, the Board took into consideration that the report identified primarily interval funds that focused on global credit as the peer categories the Advisor believed were most comparable to the Fund given the Fund’s flexible mandate and focus on a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments. The Board noted that the Fund’s total return performance, on a net asset value basis, had outperformed the average return of the Performance Group in the year-to-date, trailing one-year and inception to date periods ended July 31, 2019.

Representatives of the Advisor noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Fund and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Fund’s performance, they noted, among other things, the outperformance may be attributable to its defensive investment posture, strong security selection and an overweight allocation to directly originated investments.

      (c)   Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the Fund — The Board considered information about the profitability of the Fund to the Advisor, as well as the costs of services provided by the Advisor to the Fund. The Board received and reviewed information relating to the financial condition of the Advisor and its affiliates. Representatives of the Advisor reviewed the expenses allocated and profit received by the Advisor and its affiliates and the resulting profitability percentage for managing the Fund and the method used to determine the expenses and profit. The Board also considered that the Advisor pays the Sub-Advisor a portion of its advisory fee as compensation for the sub-advisory services.

      (d)   Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. The Trustees noted that, while the Advisor is not currently experiencing any economies of scale in servicing the Fund, there is a possibility that economies of scale could be realized as asset levels increase.

      (e)   Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — In evaluating the management fees and expenses, the Board considered the Fund’s management fees and the Fund’s expense ratios in absolute terms and as compared with the fees and expenses of the Expense Group. Based upon the comparative fee information provided, the Board noted that the Fund’s advisory fees were generally in line with those of comparable funds in the Expense Group identified by the Advisor. The Board considered that the Existing Advisory Agreement provides that the Advisor may earn an Incentive Fee and, to the extent the fee is earned and paid, would result in a higher rate of total compensation from the Fund to the Advisor than the fee rate stated in the Existing Advisory Agreement. The Board also considered the Advisor’s commitment pursuant to the Expense Support and Conditional Reimbursement Agreement with the Fund whereby the Advisor has agreed to reimburse the Fund’s operating expenses. In addition, the Board also noted the reputation and track record of the Advisor’s organization.

In discussing the Fund’s management fees and expenses, representatives of the Advisor noted, among other things, that the Advisor believed the management fees and expenses are reasonable when compared to, and are consistent with, other similar funds and portfolios. The previous decrease of the management fee to 1.25% of managed assets and of the Incentive Fee to 15% of pre-incentive fee net investment income were also noted. Representatives of the Advisor also noted that the Fund’s investment strategy of investing in a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments requires additional expertise and expense related to trade support, pricing and valuation, marketing, investor education and regulatory monitoring. In addition, representatives of the Advisor noted that the Fund’s size is smaller than the average and median of the peer group, and thus has a smaller capital base over which to spread fixed costs.

      (f)   Benefits derived or to be derived by the Advisor from its relationship with the Fund — The Board also considered the extent to which benefits other than the fees and reimbursement amounts might accrue to the Advisor and its affiliates from their relationships with the Fund. The Board noted in this regard that while certain funds and accounts managed by affiliates of the Advisor engage from time to time in cross trade and co-investment transactions with the Fund as permitted by the 1940 Act, neither the Advisor nor its affiliates execute portfolio transactions on behalf of the Fund, and that the Advisor had confirmed that the Fund does not invest in securities issued by affiliates of the Advisor, including collateralized loan obligations sponsored by affiliates of the Advisor. However, the Board recognized that the Advisor and its affiliates might derive reputational and other benefits from their association with the Fund.

Conclusion

Based on the considerations described above, the Board, including all of the Independent Trustees, determined that the terms of the proposed Amended Advisory Agreement, including the fees, are fair and reasonable in relation to the services to be provided and approved the Amended Advisory Agreement as being in the best interests of the Fund and its shareholders.

The Board then directed that the Amended Advisory Agreement be submitted to shareholders for approval with the Board’s recommendation that the shareholders of the Fund vote to approve the Amended Advisory Agreement.

If shareholders approve this proposal, the Amended Advisory Agreement will supersede and replace the Existing Advisory Agreement. The Amended Advisory Agreement will remain in effect from year to year if approved annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities, and (ii) the vote of a majority of the Independent Trustees.

If shareholders do not approve this proposal, the Existing Advisory Agreement will remain in effect and the Board will consider and evaluate its options to determine what alternatives are in the Fund’s and the shareholders’ best interests.

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDED ADVISORY AGREEMENT.

PROPOSAL 2

ADJOURNMENT OF THE MEETING

If a quorum is not present at the Meeting, or if a quorum is present but there are not sufficient votes to approve the Advisory Agreement Proposal, the shareholders may be asked to vote on the Adjournment Proposal to solicit additional proxies. If the Adjournment Proposal is submitted for a vote of and approved by shareholders, the Meeting will be adjourned to a date not more than 120 days after the Record Date to enable the Fund to solicit additional proxies in favor of the Advisory Agreement Proposal (including proxies from shareholders that have previously voted against the Advisory Agreement Proposal).

The Board believes that, if the number of Common Shares voting in favor of the Advisory Agreement Proposal is insufficient to approve the Advisory Agreement Proposal, it is in the best interests of the shareholders to enable the Fund, for the limited period of time described above, to continue to seek to obtain a sufficient number of additional votes in favor of the Advisory Agreement Proposal. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Meeting as adjourned or postponed.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

SHAREHOLDER PROPOSALS

The Fund is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of the Fund must submit the proposal in writing, so that it is received by the Fund within a reasonable time before any meeting. The proposals should be sent to the Fund at its address stated on the first page of this Proxy Statement.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

COMMUNICATIONS WITH THE BOARD

All interested parties, including shareholders, may send communications to the Board or any of its members by addressing such communication to the relevant party(ies), c/o CION Ares Diversified Credit Fund, 3 Park Avenue, 36th Floor, New York, NY 10016.

KEY SERVICE PROVIDERS

Adviser. The Advisor, located at 3 Park Avenue, 36th Floor, New York, NY 10016, serves as the Fund’s investment adviser.

Sub-Adviser. The Sub-Advisor, located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, CA 90067, serves as the Fund’s investment sub-adviser.

Administrator. The Advisor, located at 3 Park Avenue, 36th Floor, New York, NY 10016, also serves as the Fund’s administrator and furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services.

Distributor. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s Common Shares.

Custodian. State Street, which has its principal office at Channel Center, 1 Iron Street, Boston, MA 02210, serves as custodian for the Fund. State Street also performs certain administrative functions on behalf of the Fund.

Distribution Paying Agent, Transfer Agent and Registrar. DST Systems, Inc., which has its principal office at 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as the Fund’s distribution paying agent, transfer agent and registrar.

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E88725-S97745

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

CION ARES DIVERSIFIED CREDIT FUND

The Board of Trustees, including each of the Independent Trustees, recommends you vote FOR the following proposals:

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement and Shareholder Letter are available at www.proxyvote.com/cadc.

E88726-S97745

CION ARES DIVERSIFIED CREDIT FUND
Special Meeting of Shareholders
April 23, 2020 9:00 AM, EDT
This proxy is solicited by the Board of Trustees

The shareholder(s) hereby appoint(s) Ian Fitzgerald and Greg Schill, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of beneficial interest of CION ARES DIVERSIFIED CREDIT FUND that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 9:00 AM, EDT on April 23, 2020, at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

Continued and to be signed on reverse side

Exhibit A

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Fund, as of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding Common Shares of a class. A control person is any person who owns beneficially more than 25% of the Common Shares or who is otherwise deemed to “control” the Fund. Such person may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders. As of the Record Date, the Fund did not know of any person or entity who “controlled” the Fund. Based on publicly filed documents, to the Fund’s knowledge, no shareholder beneficially owns more than 25% of the outstanding Common Shares of the Fund.

Class	Name & Address	Percentage of Class
Class A	Charles Schwab & Co., Inc Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	35.73%*

Class I	Charles Schwab & Co., Inc Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	30.63%*

Class L	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	5.04%*
*	Ownership indicated is record ownership.

A-1

Exhibit B

FORM OF ~~SECOND~~THIRD AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
BETWEEN
CION ARES DIVERSIFIED CREDIT FUND
AND
CION ARES MANAGEMENT, LLC

This ~~Second~~Third Amended and Restated Investment Advisory Agreement (the “Agreement”) is entered into as of ~~November 15~~[•], ~~2018~~2020, by and between CION ARES DIVERSIFIED CREDIT FUND (the “Fund”), a statutory trust duly organized and existing under the laws of the State of Delaware, and CION ARES MANAGEMENT, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the “Advisor”).

WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Advisor has the power to engage in investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Fund and the ~~Adviser~~Advisor had previously entered into an Investment Advisory Agreement (the “Original Agreement”) dated as of December 6, 2016 (the “Original Effective Date”);

WHEREAS, the Fund and the ~~Adviser~~Advisor had previously entered into an Amended and Restated Investment Advisory Agreement, effective as of February 1, 2018;

~~(the “First~~WHEREAS, the Fund and the Advisor had previously entered into a Second Amended and Restated Investment Advisory Agreement (the “Second Amended and Restated Agreement”), effective as of ~~February 1~~November 30, 2018 ~~(the “Effective Date”)~~;

WHEREAS, the Fund and the ~~Adviser~~Advisor desire to further amend and restate the ~~First~~Second Amended and Restated Agreement, effective as of [•], 2020 (the “Effective Date”); and

WHEREAS, the Advisor is willing to provide investment advisory services to the Fund on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set out in this Agreement, the Fund and the Advisor agree as follows:

1.	Appointment; Duties of the Advisor

(a) The Fund hereby employs the Advisor to act as the investment adviser to the Fund and to furnish, or arrange for its affiliates to furnish, the investment advisory services described below, for the period and upon the terms herein set forth,

(i) in accordance with the investment objectives, policies and restrictions that are determined by the Board of Trustees of the Fund (the “Board”) from time to time and disclosed to the Advisor, which objectives, policies and restrictions shall initially be those set forth in the Fund’s registration statement (the “Registration Statement”) on Form N-2, as declared effective by the Securities and Exchange Commission (the “SEC”), as it may be periodically amended or supplemented;

(ii) in accordance with the Investment Company Act; and

(iii) during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Fund’s declaration of trust and bylaws.

(b) Administration Services. The Advisor, on behalf of the Fund, shall conduct relations with custodians, depositories, transfer agents, pricing agents, investor support service providers, investor relations providers, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable in connection with its duties hereunder.

(c) Investment Advisory Services. Subject to the supervision, direction and approval of the Board, the Advisor will conduct a continual program of investment, evaluation, sale, and reinvestment of the Fund’s assets. The Advisor is authorized, in its sole discretion, to: (i) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain investment assets as such information relates to securities, loans or other financial instruments that are purchased for or considered for purchase by the Fund; (ii) make investment decisions for the Fund (including the exercise or disposition of rights accompanying portfolio securities, loans or other financial instruments (such as tender offers, exchanges, amendments, consents, waivers or forbearances) and other attendant rights thereto); (iii) place purchase and sale orders for portfolio transactions on behalf of the Fund and manage otherwise uninvested cash assets of the Fund; (iv) arrange for the pricing of Fund securities, loans or other financial instruments; (v) execute account documentation, agreements, contracts and other documents as may be requested by brokers, dealers, assignors, assignees, participants, counterparties and other persons in connection with the Advisor’s management of the assets of the Fund (in such respect, the Advisor will act as the Fund’s agent and attorney-in-fact); (vi) employ professional portfolio managers and securities analysts who provide research services to the Fund; (vii) engage certain third-party professionals, consultants, experts or specialists in connection with the Advisor’s management of the assets of the Fund (in such respect, the Advisor will act as the Fund’s agent and attorney-in-fact); (viii) make decisions with respect to the use by the Fund of borrowing for leverage or other investment purposes; and (ix) to engage one or more sub-advisors, subject to approval by the Board of the Fund. The Advisor will in general take such action as is appropriate to effectively manage the Fund’s investment practices. In addition:

(i) The Advisor will maintain and preserve the records specified in Section 13 of this Agreement and any other records related to the Fund’s transactions as are required under any applicable state or federal securities law or regulation, including the Investment Company Act and the Advisers Act.

(ii) The Advisor will comply with procedures of the Fund (“Fund Procedures”) provided to the Advisor by the Fund. The Advisor will notify the Fund as soon as reasonably practicable upon detection of any material breach of such Fund Procedures.

(iii) The Advisor will maintain a written code of ethics (the “Code of Ethics”), a copy of which will be provided to the Fund, and will adhere to such Code of Ethics in performing its services under this Agreement.

(iv) The Advisor, as directed by the Board, will manage the investment and reinvestment of the assets of the Fund in a manner consistent with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, subject to the best interests of the Fund. In addition, the Advisor will manage the Fund’s assets in compliance with the Fund’s investment objectives and policies as stated in the Registration Statement.

(d) The Advisor shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2.	Information and Reports

(a) The Advisor will keep the Fund informed of developments relating to its duties as investment adviser of which the Advisor has, or should have, knowledge that would materially affect the Fund. In this regard, the Advisor will provide the Fund and its officers with such periodic reports concerning the obligations the Advisor has assumed under this Agreement as the Fund may from time to time reasonably request.

(b) The Advisor also will provide the Fund with any information reasonably requested regarding its management of the Fund required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the SEC. The Advisor will promptly inform the Fund if any information in the Registration Statement, as amended from time to time, is (or will become) inaccurate or incomplete.

3.	Standard of Care

The Advisor will exercise its reasonable judgment and will act in good faith and use reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 3, the term “Advisor” shall include any affiliates of the Advisor performing services for the Fund contemplated hereby, and directors, officers and employees of the Advisor and of such affiliates. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.

4.	Advisor’s Duties Regarding Fund Transactions

(a) Placement of Orders. The Advisor will take all actions that it considers necessary to implement the investment policies of the Fund, and, in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers the Advisor, in its sole discretion, selects. To that end, the Advisor is authorized as the Fund’s agent to give instructions to the Fund’s custodian as to deliveries of securities or other investments and payments of cash for the Fund’s account. In connection with the selection of brokers or dealers and the placement of purchase and sale orders, the Advisor is subject to the supervision of the Board and is directed at all times to seek to obtain best execution, subject to provisions (b) and (c) of this Section 4.

(b) Selection of Brokers and Dealers. In the selection of brokers and dealers to execute portfolio transactions, the Advisor is authorized to consider not only the available prices and rates of brokerage commissions, but also other relevant factors, which may include, without limitation: the execution capabilities of the brokers and dealers; the research and other services provided by the brokers and dealers that the Advisor believes will enhance its general portfolio management capabilities; the size of the transaction; the difficulty of execution; the operational facilities of these brokers and dealers; the risk to a broker or dealer of positioning a block of securities; and the overall quality of brokerage and research services provided by the brokers and dealers. In connection with the foregoing, the Advisor is specifically authorized to pay those brokers and dealers who provide brokerage and research services to the Advisor a higher commission than that charged by other brokers and dealers if the Advisor determines in good faith that the amount of the commission is reasonable in relation to the value of the services in terms of either the particular transaction or in terms of the Advisor’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios that the Advisor may advise. The execution of such transactions will not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise. To the extent permitted by applicable law, the Advisor may ~~selected~~select affiliated brokers and dealers to execute portfolio transactions.

(c) Aggregated Transactions. On occasions when the Advisor deems the purchase or sale of a security or other financial instrument to be in the best interest of the Fund, as well as other funds or accounts managed by the Advisor or its affiliates (“advised funds”), the Advisor is authorized, but not required, to aggregate purchase and sale orders for securities or other financial instruments held (or to be held) by the Fund with similar orders being made on the same day for other advised funds to the extent permitted by the Investment Company Act and/or any applicable exemptive relief. When an order is so aggregated, the Advisor may allocate the recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected. The Advisor will endeavor to allocate investment opportunities in a manner that, over a period of time, is fair and equitable, and in any event consistent with any fiduciary duties owed to the Fund and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, (ii) differences with respect to investment objectives or current investment strategies, (iii) differences in risk profile at the time the opportunity becomes available, (iv) the potential transaction and other costs of allocating an opportunity among the applicable funds, (v) potential conflicts of interests, (vi) the nature of the investment or transaction, (vii) current and anticipated market and general economic conditions and (viii) existing and prior positions in the obligor on the Fund’s investments. The Advisor and the Fund recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

5.	Expenses

(a) The Advisor. The services of all investment professionals and staff of the Advisor, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisor and not by the Fund.

(b) The Fund. The Fund will bear all other costs, fees and expenses of its operations and transactions, including those relating to:

(i) corporate, organizational and offering costs relating to offerings of ~~Shares~~shares;

(ii) the cost of calculating the net asset value (“NAV ~~of Shares~~”) of the Fund’s shares, including the cost of any third-party pricing or valuation services;

(iii) the cost of effecting sales and repurchases of ~~Shares~~shares and other securities;

(iv) the management fee and incentive fee;

(v) the shareholder servicing fee;

(vi) investment related expenses (e.g., expenses that, in the ~~Advisors’~~Advisor’s discretion, are related to the investment of the Fund’s assets, whether or not such investments are consummated), including, as applicable, brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expense, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses;

(vii) professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

(viii) fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

(ix) research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

(x) all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the ~~Advisors~~Advisor and any custodian or other agent engaged by the Fund;

(xi) transfer agent and custodial fees;

(xii) fees and expenses associated with marketing efforts;

(xiii) federal and any state registration or notification fees;

(xiv) federal, state and local taxes;

(xv) fees and expenses of trustees not also serving in an executive officer capacity for the Fund or the Advisor;

(xvi) the costs of preparing, printing and mailing reports and other communications, including tender offer correspondence or similar materials, to shareholders;

(xvii) fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;

(xviii) direct costs such as printing, mailing, long distance telephone and staff;

(xix) overhead costs, including rent, office supplies, utilities and capital equipment;

(xx) legal expenses (including those expenses associated with preparing the Fund’s public filings, attending and preparing for Board meetings, as applicable, and generally serving as counsel to the Fund);

(xxi) external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the preparation of the Fund’s tax information);

(xxii) any costs and expenses associated with or related to due diligence performed with respect to the Fund’s offering of its shares, including but not limited to costs associated with or related to due diligence activities performed by, on behalf of, or for the benefit of broker-dealers, registered investment advisers, and third-party due diligence providers;

(xxiii) costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with The Sarbanes-Oxley Act of 2002;

(xxiv) all other expenses incurred by the Fund in connection with administering the Fund’s business (including the reimbursements contemplated by the last paragraph of this Section 5); and

(xxv) any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s organizational documents.

It also is understood and agreed that if persons associated with the Advisor or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical or administrative services to the Fund at the request of the Fund, the Fund will reimburse the Advisor and its affiliates for their costs in providing such accounting, legal, clerical or administrative services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. Nothing contained herein shall be construed to restrict the Fund’s right to hire its own employees or to contract for services to be performed by third parties.

6.	Compensation

(a) Management Fee. For the services rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor at the end of each calendar month a fee (the “Management Fee”) at the annual rate of 1.25% of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness. The fee for the period from the Original Effective Date of the Agreement to the end of the month during which the Original Effective Date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month will be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Advisor, the value of the Fund’s assets will be computed at the times and in the manner specified in the Registration Statement, and on days on which the value of Fund assets are not so determined, the asset value computation to be used will be as determined on the immediately preceding day on which the assets were determined. The Advisor shall also be entitled to reimbursement of its costs for providing to the Fund accounting, legal, clerical or administrative services as provided in Section 5 hereof. The Advisor may elect from time to time, in its sole discretion, to waive its right to reimbursement or its receipt of the advisory fee.

(b) Incentive Fee. The Advisor shall receive an incentive fee (the “Incentive Fee”) calculated as set forth below. In the case of a liquidation of the Fund or if this Agreement is terminated, the Incentive Fee will also become payable as of the effective date of liquidation or termination.

The Incentive Fee is earned on Pre-Incentive Fee Net Investment Income, as defined below, attributable to each class of the Fund’s common shares (“Class”), and shall be determined and payable in arrears as of the end of each fiscal quarter beginning on and after the Effective Date. ~~The~~With respect to each Class, the Incentive Fee for each fiscal quarter will be calculated as follows:

(i) No Incentive Fee will be payable in any fiscal quarter in which the Pre-Incentive Fee Net Investment Income attributable to the Class does not exceed a quarterly return of 1.50% per quarter ~~on Adjusted Capital, as defined below~~based on the Class’s average daily net assets (calculated in accordance with GAAP) (the “Quarterly Return”).

(ii) All Pre-Incentive Fee Net Investment Income~~,~~ attributable to the Class (if any~~,~~) that exceeds the Quarterly Return, but is less than or equal to 1.~~875~~765% of ~~Adjusted Capital in any~~the average daily net assets of that Class (calculated in accordance with GAAP) for the fiscal quarter, will be payable to the Advisor.

(iii) For any fiscal quarter in which Pre-Incentive Fee Net Investment Income attributable to the Class exceeds 1.~~875~~765% of ~~Adjusted Capital~~the Class’s average daily net assets (calculated in accordance with GAAP), the Incentive Fee with respect to that Class shall equal ~~20~~15% of Pre-Incentive Fee Net Investment Income attributable to the Class.

(iv) “Pre-Incentive Fee Net Investment Income,” with respect to each Class, is defined as:

(a) the Class’s share of interest income (allocated based on the net asset value of the Class relative to the Fund as a whole), dividend income and any other income accrued during the fiscal quarter, minus (A) the ~~Fund’s~~Class’s allocable share of Fund operating expenses ~~for~~accrued during the fiscal quarter (including, without limitation, the Management Fee, expenses reimbursed to the Advisor under the administration agreement, dated as of December 6, 2016, and any interest expense and distributions paid on any issued and outstanding preferred ~~Shares~~shares, but excluding the Incentive Fee) and (B) the distribution and/or shareholder servicing fees (if any) applicable to the Class accrued during the fiscal quarter; and

(b) the Class’s share of net interest (allocated based on the net asset value of the Class relative to the Fund as a whole), if any, associated with a derivative financial instrument or swap (which~~,~~ is defined as the difference between (A) the interest income and transaction fees related to reference assets and paid to the Fund by the derivative or swap counterparty, and (B) all interest and other expenses paid by the Fund to the derivative or swap counterparty);~~.~~

~~(v) “Adjusted Capital” is defined as the cumulative gross proceeds received by the Fund from the sale of Fund shares (including pursuant to the Fund’s dividend reinvestment plan), reduced by amounts paid in connection with purchases of Fund shares pursuant to the Fund’s share repurchase program and further reduced by distributions representing a return of capital.~~

(~~vi~~v) For the purposes of computing the Incentive Fee ~~on income~~, the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly, in the manner described in Section 6(b)(iv)(b) above.

7.	Services to Other Companies or Accounts

The Fund understands that the Advisor and its affiliates now act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as an investment manager or adviser to other investment companies that have the same, similar or different investment objectives and strategies as the Fund, including any offshore entities or private accounts. The Fund understands that the persons employed by the Advisor to assist in the performance of the Advisor’s duties under this Agreement may not devote their full time to such service, and that nothing contained in this Agreement will be deemed to limit or restrict the right of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement will not in any way limit or restrict the Advisor or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by the Advisor of its duties and obligations under this Agreement. The Advisor and the Fund understand that trustees, officers, employees and shareholders of the Fund are or may become interested in the Advisor and its affiliates, as directors, officers, employees, partners, shareholders, members, managers or otherwise, and that the Advisor and directors, officers, employees, partners, shareholders, members and managers of the Advisor and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise. If any person who is a member, manager, partner, officer or employee of the Advisor is or becomes a trustee, officer and/or employee of the Fund and acts as such in any business of the Fund, then such member, manager, partner, officer and/or employee of the Advisor shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, officer or employee of the Advisor or under the control or direction of the Advisor, even if paid by the Advisor.

8.	Custody

Nothing in this Agreement will require the Advisor to take or receive physical possession of cash, securities, or other investments of the Fund.

9.	Term of Agreement; Termination of Agreement; Amendment of Agreement

(a) Term. This Agreement, unless terminated in accordance with its terms, will remain in effect for two years from the Original Effective Date and will renew for successive annual periods thereafter if approved at least annually by the Board or by the affirmative vote of the holders of a majority of the outstanding shares of the Fund, including, in either case, a majority vote of those trustees of the Fund who are not parties to this Agreement or “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on the Agreement’s approval.

(b) Termination. This Agreement may be terminated, without penalty, (i) by the Board or by vote of holders of a majority of the outstanding shares of the Fund upon sixty (60) days’ written notice to the Advisor, and (ii) by the Advisor upon sixty (60) days’ written notice to the Fund. This Agreement also will terminate automatically in the event of its assignment by the Advisor. The provisions of Section 12 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to any amounts owed under Section 6 through the date of termination or expiration and Section 12 shall continue in full force and effect and apply to the Advisor and its representatives as and to the extent applicable.

(c) Amendment. This Agreement may be amended by written agreement executed by all the parties hereto only if the amendment is specifically approved by: (i) a majority vote of those trustees of the Fund who are not parties to this Agreement or “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on the Agreement’s approval; and (ii) if required by applicable law, the vote of a majority of the outstanding shares of the Fund.

10.	Representations and Covenants of the Fund

The Fund represents and covenants to the Advisor as follows:

(a) The Fund is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets.

(b) The execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary actions of the Board, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Fund’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Fund.

(c) The Fund is, or will be prior to commencing operations, registered as a closed-end management investment company under the Investment Company Act and the Fund’s shares are, or will be prior to commencing operations, registered under the Securities Act of 1933, as amended, and under any applicable state securities laws.

11.	Representations and Covenants of the Advisor

The Advisor represents and covenants to the Fund that as of the commencement of operations of the Fund:

(a) The Advisor is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets.

(b) The execution, delivery and performance by the Advisor of this Agreement are within the Advisor’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Advisor for the execution, delivery and performance of this Agreement by the parties to this Agreement, and the execution, delivery and performance of this Agreement by the parties to this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Advisor’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Advisor.

(c) The Advisor is not prohibited by the Investment Company Act or the Advisers Act from performing the services contemplated by this Agreement.

(d) The Advisor is or will be at all necessary times registered with the SEC as an investment adviser under the Advisers Act.

12.	Indemnification

Subject to Section 3 hereof, the Advisor, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with any of them (collectively, the “Indemnified Parties”), shall not be liable to the Fund for any action taken or omitted to be taken by the Advisor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund, except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services. The Fund shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Advisor’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the foregoing provisions of this Section 12 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the

Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any Indemnified Party’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

13.	Records

(a) Maintenance of Records. The Advisor hereby undertakes and agrees to maintain for the Fund, in the form and for the period required by Rule 31a-2 under the Investment Company Act, all records relating to the Fund’s investments that are required to be maintained by the Fund pursuant to the Investment Company Act with respect to the Advisor’s responsibilities under this Agreement (the “Fund’s Books and Records”).

(b) Ownership of Records. The Advisor agrees that the Fund’s Books and Records are the Fund’s property and further agrees to surrender them promptly to the Fund upon the request of the Fund; provided, however, that the Advisor may retain copies of the Fund’s Books and Records at its own cost. The Fund’s Books and Records will be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Advisor’s offices. The Fund or its authorized representatives will have the right to copy any records in the Advisor’s possession that pertain to the Fund. These books, records, information, or reports will be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s Books and Records will be returned to the Fund.

14.	Governing Law

This Agreement will be governed by, construed under and interpreted and enforced in accordance with the laws of the state of New York, without regard to principles of conflicts of laws of any jurisdiction to the contrary and the applicable provisions of the Investment Company Act, if any. The parties unconditionally and irrevocably consent to the exclusive jurisdiction of the courts located in the State of New York and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

15.	No Waiver

The failure of either party to enforce at any time for any period the provisions of or any rights deriving from this Agreement shall not be construed to be a waiver of such provisions or rights or the right of such party thereafter to enforce such provisions, and no waiver shall be binding unless executed in writing by all parties hereto.

16.	Severability

If any provision of this Agreement is held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

17.	Headings

The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

18.	Definitions

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, will have the respective meanings specified in Section 2(a) of the Investment Company Act. The term “majority of the outstanding shares” means the lesser of (a) sixty-seven percent (67%) or more of the shares present at a meeting if more than fifty percent (50%) of the outstanding shares are present or represented by proxy, or (b) more than fifty percent (50%) of the outstanding shares.

19.	Notices

All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service (with signature required), by facsimile, e-mail, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at their respective principal executive office addresses.

20.	Entire Agreement

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties with respect to such subject matter.

21. Counterparts

This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of such counterparts together will constitute one and the same instrument.

~~[Remainder of Page Intentionally Left Blank]~~

IN WITNESS WHEREOF, the parties to this Agreement have executed and delivered this Agreement as of the date first above written.

CION ARES DIVERSIFIED CREDIT FUND

By:
Name:
Title:

CION ARES MANAGEMENT, LLC

By:
Name:
Title:

Exhibit C

Additional Information about the Advisor

Principal Executive Officers

Name	Position held with the Advisor	Position held with the Fund
Mark Gatto	Co-President and Chief Executive Officer	Trustee
Michael A. Reisner	Co-President and Chief Executive Officer	Trustee
Michael Arougheti	Vice President	—
Mitch Goldstein	Vice President	Trustee
Greg Margolies	Vice President	—
Michael Weiner	Chief Legal Officer	Vice President and Assistant Secretary
Penelope Roll	Chief Financial Officer	Treasurer
Miriam Krieger	Chief Compliance Officer	Chief Compliance Officer and Anti-Money Laundering Officer

The address for each of the Advisor’s principal executive officers is: 3 Park Avenue, 36th Floor, New York, NY 10016.

Ownership Structure

The Advisor is a joint venture between affiliates of Ares Management Corporation and CION Investment Group, LLC. The Advisor’s direct owners are Ares Holdings, L.P. and CION Holdings, LLC. Ares Holdings, L.P. is an indirect subsidiary of Ares Management Corporation. CION Holdings, LLC is a direct subsidiary of CION Investment Group, LLC. Warrenton Capital Corp. controls CION Investment Group, LLC. Mark Gatto and Michael Reisner together control Warrenton Capital Corp. and CION Investment Group, LLC.

C-1